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                                                                    EXHIBIT 10.7


                              COVENANT NOT TO SUE


         In consideration of one dollar ($1.00), and other good and valuable consideration, the sufficiency and receipt of which is acknowledged, CTRC Research Foundation ("CTRC"), on the one hand, and Ilex Oncology, Inc. ("Ilex"), on the other hand, hereby agree on behalf of themselves, their representatives, agents, assignees, parents, subsidiaries, affiliates (including, in the case of CTRC, Dr. Daniel D. Von Hoff and Dr. Charles A. Coltman, Jr.), successors, executors, officers, directors, trustees and employees (collectively, such person's "Affiliates") not to commence or otherwise prosecute any legal action or proceeding of any nature whatsoever against, in the case of CTRC, the current or future members (or their estates, heirs or legal representatives) of the Board of Directors of Ilex, other than members of the Ilex Board of Directors who also are employees or officers of or consultants to Ilex (the "Ilex Directors"), or, in the case of Ilex, the current or future members (or their estates, heirs or legal representatives) of the Board of Trustees of CTRC (the "CTRC Directors"), for any claim that would have been covered by any directors and officers liability insurance policies maintained by CTRC or Ilex, as the case may be, but for any exclusion thereunder of coverage for any claim brought by or made on behalf of or in the name of CTRC or any CTRC Affiliate in the case of a claim relating to Ilex or Ilex or any Ilex Affiliate in the case of a claim relating to CTRC. The agreements set forth in the preceding sentence shall continue in full force and effect until the earlier of (i) the first date on which CTRC or Ilex, as the case may be, obtains directors and officers liability insurance not including the aforementioned exclusion, (ii) the date on which Ilex consummates an initial public offering of its equity securities or (iii) the third (3rd) anniversary of the date hereof; provided that any such termination of this agreement shall not apply to actions or proceedings arising from or based upon facts, developments or activities arising or occurring prior to the termination and with respect to any such actions or proceedings this agreement shall continue in full force and effect after the termination.

         CTRC and Ilex further agree to defend, indemnify and hold harmless the Ilex Directors or the CTRC Directors, as the case may be, for all damages, costs and expenses, including legal fees and costs of suit, for any breach of this agreement by CTRC or Ilex, as the case may be, or by any employee, agent, representative, executor, director or officer of such party or its assignees.

         Each of the undersigned represents and warrants that it is not aware of any accrued or unaccrued claim which exists against the Ilex Directors or the CTRC Directors, as the case may be, by the undersigned. Each of the undersigned further represents and warrants that it has not assigned any claim against the Ilex Directors or the CTRC Directors, as the case may be, and covenants and agrees that it will not assign any such claim before the termination of this agreement.
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         This agreement is executed and delivered by the parties hereto as of the 26th day of September, 1995.





                                        CTRC RESEARCH FOUNDATION

                                        /s/ DAVID HIRSCH
                                        --------------------------------------
                                        Name:


                                        Chief Operating Officer
                                        --------------------------------------
                                        Title:



                                        --------------------------------------
                                        ILEX ONCOLOGY, INC.


                                        /s/ RICHARD LOVE
                                        --------------------------------------
                                        Name:


                                        President and CEO
                                        --------------------------------------
                                        Title:



                                        --------------------------------------



Acknowledged and agreed to as of
the date set forth above:



/s/ DR. DANIEL D. VON HOFF
----------------------------------
Dr. Daniel D. Von Hoff



/s/ DR. CHARLES A. COLTMAN
----------------------------------
Dr. Charles A. Coltman




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